                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) June 26, 2001

                            WORONOCO BANCORP, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)

      Delaware                             1-14671              04-3444269
      --------                             -------              ----------
(State or other Jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)

                  31 Court Street, Westfield, Massachusetts 01085
                  -----------------------------------------------
                      (Address of principal executive offices)

                                    (413) 568-9141
                                    --------------
                (Registrant's telephone number, including area code)

                                     Not Applicable
                                     --------------
            (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.
         ------------

      On June 26, 2001, Woronoco Bancorp, Inc. (the "Company") issued a press release which announced that the Company's subsidiary, Woronoco Savings Bank, executed a letter of intent to acquire Keyes & Mattson Insurance Agency, Inc., West Springfield, Massachusetts.

      A press release announcing the execution of the letter of intent is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated June 26, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORONOCO BANCORP, INC.

Dated:  June 27, 2001                  By:   /s/ Cornelius D. Mahoney
                                             -------------------------------
                                             Cornelius D. Mahoney
                                             President, Chief Executive Officer
                                             and Chairman of the Board